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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 25, 2006

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

        NEW YORK                      0-10592                   14-1630287
State or Other Jurisdiction of    Commission File No.        I.R.S. Employer
Incorporation or Organization                             Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

       The table entitled "Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values" in the definitive proxy statement of the Registrant as filed with the Securities and Exchange Commission on April 4, 2006 contained a typographical error regarding the number of shares acquired upon exercises of stock options in the last fiscal year by Robert T. Cushing, the Registrant's Executive Vice President and Chief Financial Officer. The correct number of shares acquired by Mr. Cushing upon exercise of stock options was 123,176. All other information in the table with respect to Mr. Cushing, including the information under the columns headed "Value Realized," "Number of Securities Underlying Unexercised Options/SARs at FY-End," and "Value of Unexercised In-the-Money Options/SARs at FY-End," was correct in the proxy statement as filed on April 4, 2006. The corrected table is as follows:

             Aggregated Option/SAR Exercises in Last Fiscal Year and
                        Fiscal Year-End Option/SAR Values

       The following table sets forth with respect to each of the named executive officers, information concerning exercises of stock options and stock appreciation rights during the year ended December 31, 2005, as well as the value of unexercised options and stock appreciation rights as of December 31, 2005.


                                                                        Number of
                                                                       Securities          Value of Unexercised
                                                                       Underlying             In-the-Money
                                                                       Unexercised           Options/SARs at
                                                                      Options/SARs at         FY-End ($)(3)
                                                                      FY-End (#)(2)
                              Shares Acquired         Value           Exercisable/             Exercisable/
           Name                On Exercise (#)    Realized($)(1)      Unexercisable           Unexercisable
---------------------------- -------------------- ---------------- --------------------- ---------------------------
Robert J. McCormick                25,273          $ 180,702              883,527/--           $   883,762/--
Robert T. Cushing                 123,176            906,329              707,020/--             1,290,055/--
Scot R. Salvador                    8,148             52,976              359,763/--               327,224/--
Robert M. Leonard                      --                 --               45,500/--                67,860/--
Sharon J. Parvis                       --                 --               95,528/--               313,746/--

(1)The amounts shown reflect pre-tax gain and represent the difference between the stock option exercise price and the market value of the stock on the date of exercise.
(2)The number of exercisable options shown includes options exercisable on December 31, 2005. On December 20, 2005, TrustCo's board accelerated the vesting of options so that all options previously awarded became fully vested and exercisable.
(3)The amounts shown reflect pre-tax gain. The value of unexercised in-the-money options and SARs is based on the December 31, 2005, closing price for TrustCo common stock of $12.42.






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                                    Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRUSTCO BANK CORP NY

Date:    April 27, 2006                     By:  /s/ Robert T. Cushing
                                                 ------------------------------
                                                  Robert T. Cushing
                                                  Executive Vice President and
                                                  Chief Financial Officer